                                                                    EXHIBIT 10.6

              ASSET TRANSFER, ASSIGNMENT AND ASSUMPTION AGREEMENT

          THIS ASSET TRANSFER, ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement") is made and entered into the 16th day of April, 1996, by and between Bexy Communications, Inc. a Delaware corporation ("Assignor"), and Mar Ventures Inc., a Delaware corporation ("Assignee").

                                   RECITALS

          WHEREAS, Assignor is a company engaged in the media business (the "Business");

          WHEREAS, Assignor has entered into a certain Agreement and Plan of Reorganization dated as of April 16, 1996 (the "Reorganization Agreement") by and among Assignor, Cheniere Energy Operation Co., Inc. ("Cheniere"), the stockholders of Cheniere and Buddy Young, pursuant to which Assignor will effect a reorganization (the "Reorganization") of the management, business, capital structure and operations of Assignor;

          WHEREAS, in connection with the Reorganization, Assignor contemplates acquiring the business of a company engaged in the oil and gas exploration business;

          WHEREAS, it is contemplated by the Reorganization Agreement, that Assignor transfer all of its assets to Assignee and that Assignee assume all of the liabilities of Assignor, including but not limited to, its obligations under the Reorganization Agreement;

          WHEREAS, Assignor has formed Assignee to receive the transfer of and hold Assignor's assets (the "Assets") and operate the Business; and

          WHEREAS, the parties desire to set forth the terms of the transfer and assumption herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

          1.  TRANSFER, ASSIGNMENT AND ASSUMPTION.
              -----------------------------------


          1.1 Transfer and Assignment of Assets. Assignor hereby grants, conveys, assigns and transfers to Assignee all of its right, title and interest in and to all of the Assets, including, but not limited to, the following:

          1.1.1 Intellectual Property. All of those trademarks' trade names, copyrights, service marks, licenses or patents listed in the Schedule of Patents, Copyrights and Trademarks attached hereto as Exhibit A and incorporated herein by referenced (the "Intellectual Property");

          1.1.2 Personal Property. All of those items of furniture, fixtures, all associated production equipment and other equipment, computer equipment, hardware and other tangible personal property listed on the Schedule of Personal Property attached hereto as Exhibit B and incorporated herein by reference (the "Personal Property");

          1.1.3 Program Agreements. All of the Assignor's right, title and interest in and to those certain production and distribution agreements and contracts (the "Agreements") related to the attached hereto as Exhibit C and incorporated herein by reference;

          1.1.4 Equipment Leases. All of Assignor's right, title and interest as lessee in and to those certain equipment leases for leased equipment owned by Assignor listed on the Schedule of Equipment Leases attached hereto as Exhibit D and incorporated herein by reference (the "Equipment Leases");

          1.1.5 Contracts, Accounts Receivable and Inventory. Any contracts, accounts receivable and inventory of Assignor relating exclusively to the Business attached hereto as Exhibit E (the "Contracts");

          1.1.6 All Other Assets. All of the other assets of Assignor described in Exhibit F and incorporated herein by reference whether or not specifically referred to in any of the preceding paragraphs of this Section 1.

    1.2 Assumption of Liabilities. Assignee accepts the grant, conveyance, assignment and transfer of the Assets as provided in Section 1.1 and in exchange for Assignor's transfer of Assets, the Assignee agrees to irrevocably and unconditionally assume all of the liabilities (including taxes) of Assignor with respect to the Business or any of the Assets, including, but not limited to, each of those liabilities described on the list attached as Exhibit G and incorporated herein by reference (the "Assumed Liabilities"). The Assignor does not have in effect:

          1.2.1  any collective bargaining agreements; or

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

          1.2.2  any employee benefit plan as defined in ERISA.

          2. CONSIDERATION. In consideration for the transfer of the Assets and the assumption of Assumed Liabilities of the Business, Assignee shall issue 452,000 of its shares of common stock to Assignor.

          3. NO FURTHER CONVEYANCE NECESSARY. This Agreement shall effectively assign, transfer and convey all of the interest in the Assets from Assignor to Assignee without any further documents of conveyance. Likewise, this Agreement shall fully evidence the assumption of all of the Assumed Liabilities by Assignee without any further instrument of conveyance or assumption.

          4. REPRESENTATIONS OF ASSIGNOR. Assignor represents and warrants as follows as of the date hereof:

               4.1 Organization, etc. Assignor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate powers necessary to own its property and to carry on its business as now conducted and as proposed to be conducted.

               4.2 Authorization. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Assignor. This Agreement constitutes the valid and binding obligation of Assignor, enforceable against it in accordance with its terms.

               4.3 No Breach. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate, result in any breach of, or constitute a default under (i) Assignor's Certificate of Incorporation or Bylaws, (ii) any material agreement to which Assignor is a party or by which Assignor is bound, (iii) any order, judgment, injunction or decree of any court, arbitrator or governmental agency binding upon Assignor or by which any of its material assets are bound or (iv) any law, rule or regulation applicable to Assignor.

               4.4 Tax and Other Returns and Reports. Except as set forth in Schedule of Assumed Liabilities in Exhibit G, delivered concurrently herewith,
(i) all tax returns and tax reports required to be filed by Assignor have been filed with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed and where failure to file would materially and adversely effect Assignor, (ii) all

                                       3
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government income, franchise, property and other taxes paid or chargeable to the operation of Assignor in accordance with its normal initial accounting and operational procedure (including interest and penalties) (x) have been fully paid or (y) are being contested in good faith by appropriate proceedings and are not material to Assignor and (iii) no issues have been raised or are currently pending by the IRS or any other governmental taxing authority in connection with any of the returns and reports referred to in the foregoing clause (i) which, individually or in the aggregate, might have a material adverse effect on Assignor and (iv) no waivers of the applicable statue of limitations have been executed.

          4.5 Title to Property. Assignor will transfer to Assignee on the date hereof good and marketable title to the Assets, free and clear of mortgages, pledges, charges, encumbrances, equities, claims, covenants, conditions or reclaims, except for matters that, in the aggregate are not substantial in amount and do not materially detract from or interfere with the present or intended use of any of the Assets, or materially impair the Business (other than the Assumed Liabilities).

          4.6 Effect of Representations. The representations and warranties of Assignor set forth in Section 3 are made solely for the purpose of this Agreement and shall not (i) survive the consummation of the transactions contemplated by this Agreement, (ii) inure to the benefit of, or be enforceable by or against, either the successors or permitted assigns of the parties hereto or any other person, or (iii) give rise to any action or claim against Assignor, including, without limitation, any action for negligent misrepresentation.

          5. INDEMNIFICATION. The Assignor and Assignee agree to indemnify and hold harmless each other as follows:

          5.1 Assignor shall indemnify, defend and hold harmless Assignee from any and all loss, cost, expense and liability (including attorneys' fees) incurred in connection with any claim or asserted claim which may be made against Assignee and which arises directly or indirectly from any breach of this Agreement by Assignor.

          5.2 Assignee shall indemnify, defend and hold harmless Assignor from any and all loss, cost, expense and liability (including attorneys' fees) incurred in connection with any claim or asserted claim which may be made against Assignor and which arises directly or indirectly from any breach of this Agreement by Assignee.

          5.3 Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against either party hereunder, the indemnified party will notify the other party in writing of the commencement thereof and the other party shall, subject to the provisions stated below, assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the indemnified party and shall not be counsel to the other party), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity as available. The indemnified party shall have the right to employ separate counsel in any action and to participate in the defense thereof, but the fees and expenses of its counsel shall not be at the expense of the other party unless the employment of that counsel has been specifically authorized by the other party.

          6. ACCESS TO INFORMATION. Assignor and Assignee and each of their counsel, accountants and other representatives shall have full access during normal business hours to all properties, books, accounts, records, contracts and documents of or relating to the business of each other, and each of Assignor and Assignee shall furnish to each other and his representatives all information concerning the business, finances and properties of the other, that may reasonably be requested in connection with the transactions contemplated hereby. Assignor and Assignee will treat all information so obtained as confidential and preparation to this Agreement.

          7. DISTRIBUTION OF ASSIGNEE SHARES. It is contemplated that such shares shall be distributed by Assignor to its stockholders or record as of May 15, 1996, subject to approval of such distribution by the stockholders of Assignor at a special meeting of stockholders to be called to approve the Reorganization and the Closing as described in the Reorganization Agreement.

          8. REPRESENTATIONS OF ASSIGNEE. Assignee represents and warrants as follows:

               8.1 Organization, etc. Assignee is a corporation duly organized and validly existing under the laws of the State of Delaware and has the corporate powers necessary to own its property and carry on its business as proposed to be conducted.

               8.2 Authorization. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Assignee. This Agreement constitutes the valid and binding

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obligation of Assignee, enforceable against it in accordance with its terms.

               8.3 No Breach. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate
(i) the Certificate of Incorporation or Bylaws of Assignee, (ii) any material agreement to which Assignee is a party or by which Assignee is bound, (iii) any order, judgment, injunction or decree of any court, arbitrator or governmental agency binding upon Assignee or by which any of its material assets are bound or
(iv) any law, rule or regulation applicable to Assignee.

               8.4 Effect of Representations. The representations and warranties of Assignee set forth in paragraphs 8.1, 8.2 and 8.3 are made solely for the purpose of this Agreement and shall survive the consummation of the transactions contemplated by this Agreement, and inure to the benefit of, or be enforceable by, either the successors or permitted assigns of Assignor.

          9.   MISCELLANEOUS.

               9.1 Assignment. No assignment or transfer of any interest, right or obligation of any party hereunder shall be allowed without the prior written consent of all parties to this Agreement.

               9.2 Amendments. This Agreement may not be amended, supplemented or otherwise modified except in writing signed by or on behalf of each party hereto.

               9.3 Severability. In the event that any provision of this Agreement shall be held to be invalid, illegal or unenforceable, in whole or in part, such invalidity, illegality or unenforceability shall not in any way whatsoever affect the validity of the other provisions of this Agreement and such other provisions shall remain in full force and effect.

               9.4 Further Assurances. Each of the parties hereto agrees that, from and after the date hereof upon the reasonable request of the other party hereto and without further consideration, such party shall execute and deliver to such other party such documents and shall take such other actions as such other party may reasonably request in order to carry out the purposes and intentions of this Agreement, including, without limitation, the vesting in Assignee of the title to the Assets in accordance with such terms of this Agreement and the correction of related errors and defects.

               9.5 Governing Law. This Agreement shall be governed by the laws of the State of Delaware.


          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              ASSIGNOR:

                              BEXY COMMUNICATIONS, INC.,
                              a Delaware corporation


                              By:  /s/Buddy Young
                                   ---------------------
                              Its:  President


                              ASSIGNEE:

                              MAR VENTURES, INC.,
                              a Delaware corporation


                              By:  /s/ Buddy Young
                                   ---------------------
                              Its:  President

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

                                   EXHIBIT A
                                   ---------

                SCHEDULE OF PATENTS, COPYRIGHTS AND TRADEMARKS




                                      A-1
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                                   EXHIBIT C
                                   ---------


                         SCHEDULE OF PROGRAM AGREEMENTS



                                      C-1
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                                   EXHIBIT D
                                   ---------


                          SCHEDULE OF EQUIPMENT LEASES

                                   EXHIBIT E
                                   ---------


                                   CONTRACTS

                                   EXHIBIT F
                                   ---------


                            SCHEDULE OF OTHER ASSETS




                                      F-1
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                                   EXHIBIT G
                                   ---------

                        SCHEDULE OF ASSUMED LIABILITIES

1.   ALL LIABILITIES AS SHOWN ON BEXY'S FEBRUARY 29, 1996, FORM 10-QSB.

2. ALL ACCOUNTS PAYABLE, OBLIGATIONS AND ACCRUED COSTS RELATING TO THE OPERATION OF BEXY'S BUSINESS DURING THE PERIOD OF MARCH 1, 1996, THROUGH THE CLOSING (AS DEFINED IN THE REORGANIZATION AGREEMENT).

3. ALL OBLIGATIONS OF BEXY UNDER THAT CERTAIN AGREEMENT AND PLAN OF REORGANIZATION.




                                      G-1